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                                                                   EXHIBIT 10.17

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVETHIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), APPLICABLE STATE SECURITIES LAWS, OR APPLICABLE LAWS OF ANY FOREIGN JURISDICTION. THIS WARRANT AND SUCH UNDERLYING SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, RENOUNCED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND IN THE ABSENCE OF COMPLIANCE WITH APPLICABLE LAWS OF ANY FOREIGN JURISDICTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, ACTING REASONABLY, THAT SUCH REGISTRATION IN NOT REQUIRED AND SUCH FOREIGN JURISDICTION LAWS HAVE BEEN SATISFIED.

                               TOTAL SPORTS INC.
                         COMMON STOCK PURCHASE WARRANT

                                                                 ________ Shares

     This Warrant is issued as of this 4th day of June 1999, by TOTAL SPORTS INC., a Delaware corporation (the "Company"), to [________________] or permitted
                                   -------
successors or assigns (the "Holder").
                            ------

     1.   Issuance of Warrant; Term; Price.
          --------------------------------

          1.1  Issuance.  The Holder is making a loan to the Company in the
               --------
amount of US$_______ (the "Loan").  The Loan is evidenced by a Convertible
                           ----
Promissory Note dated as of the date hereof, in the original principal amount of US$__________ payable to the order of the Holder, by the Company (together with any and all extensions, replacements and renewals thereof, the "Note"). In
                                                                ----
consideration of the funding of the Loan, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to Holder the right to purchase [____________] shares of Common Stock of the Company (the "Warrant
                                                                    -------
Stock").
-----

          1.2  Term.  The shares of Warrant Stock issuable upon exercise of this
               ----
Warrant are hereinafter referred to as the "Shares." This Warrant shall be
                                            ------
exercisable at any time and from time to time in whole or in part from the date hereof until May 31, 2009.

          1.3. Exercise Price.  Subject to adjustment as hereinafter provided,
               --------------
the exercise price (the "Warrant Price") per share for which all or any of the
                         -------------
Shares may be purchased pursuant to the terms of this Warrant shall be equal to Twenty-five Dollars and Seven Cents ($25.07).


     2.  Adjustment of Warrant Price, Number and Kind of Shares.  The Warrant
         ------------------------------------------------------
Price and the number and kind of securities issuable upon the exercise of this Warrant shall be subject to adjustment from time to time, and the Company agrees to provide ten (10) days prior written notice of the happening of any of the following events, together with a certificate of adjustment executed
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by an officer of the Company setting forth the nature of the adjustment and a brief description of such event triggering adjustment.

          2.1  Dividends in Stock Adjustment.  In case at any time and from time
               -----------------------------
to time on or after the date hereof the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other additional securities or other property (other than cash) of the Company by way of dividend or distribution, then and in each case, the holder of this Warrant shall, upon the exercise hereof, be entitled to receive, in addition to the number of Shares receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional securities or other property (other than cash) of the Company which such holder would hold on the date of such exercise had it been the holder of record of such Shares on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such Shares and/or all other additional securities or other property receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by this Section 2.

          2.2  Reclassification or Reorganization Adjustment.  In case of any
               ---------------------------------------------
reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) at any time and from time to time on or after the date hereof, and the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change or reorganization, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 2.

          2.3  Stock Splits and Reverse Stock Splits.  If at any time and from
               -------------------------------------
time to time on or after the date hereof the Company shall subdivide or otherwise change its outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of shares receivable upon exercise of this Warrant shall thereby be proportionately increased; and, conversely, if at any time and from time to time on or after the date hereof the outstanding number of shares of Common Stock shall be combined or otherwise changed into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of shares receivable upon exercise of this Warrant shall thereby be proportionately decreased.

          2.4  Anti-Dilution Adjustment.  In case the Company's next sale of
               ------------------------
equity securities to venture capital, institutional or private investors (the "Venture Capital Financing") provides for the issuance of shares of the Company's capital stock (the "New Securities") for less than $25.07 per share, subject to adjustment for stock splits, stock dividends, reorganizations and the like (such lower price per share referred to hereinafter as the "New Price"), then the Warrant Price in effect immediately prior to such Venture Capital Financing shall be reduced to the New

                                       2
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Price and the number of shares receivable upon exercise of this Warrant shall be adjusted by multiplying such number by a fraction equal to $25.07 divided by the New Price, in each case subject to further adjustment as herein provided.

          2.5  Other Impairment.  The Company will not, by amendment of its
               ----------------
Certificate of Incorporation or Bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and conditions and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder against impairment.

     3.   No Fractional Shares.  No fractional shares of Common Stock will be
          --------------------
issued in connection with any subscription hereunder. In lieu of any fractional shares that would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

     4.   No Shareholder Rights.  This Warrant as such shall not entitle Holder
          ---------------------
to any of the rights of a shareholder of the Company until the Holder has exercised this Warrant in accordance with Section 6 hereof.

     5.   Reservation of Stock.  The Company covenants that during the period
          --------------------
this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares thereof to provide for the issuance of Shares or other securities upon the exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for Shares or other securities upon the exercise of this Warrant.

     6.   Exercise of Warrant.  This Warrant may be exercised by Holder by the
          -------------------
surrender of this Warrant at the principal office of the Company, accompanied by notice of and payment in full of the purchase price of the Shares the Holder elects to purchase hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Shares or other securities and/or property issuable upon such exercise shall be treated for all purposes as the holder of such Shares or other securities of record as of the close of business on such date. As promptly as practicable, the Company shall issue and deliver (or, if so requested at the time of surrender of this Warrant, hold for pick-up at its principal office by) to the person or persons entitled to receive the same a certificate or certificates for the number of full Shares or other securities issuable upon such exercise, together with cash in lieu of any fraction of a share as provided above. The Shares or other securities issuable upon exercise hereof shall, upon their issuance, be fully paid and nonassessable. If this Warrant shall be exercised in part only, the Company shall, at the time of delivery of the certificate representing the Shares or other securities in respect of which this Warrant has been exercised, deliver to the Holder a new Warrant evidencing the right to purchase the remaining Shares or other securities purchasable under this Warrant, which new warrant shall, in all other respects, be identical to this Warrant.

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     7.   Right to Convert Warrant for Common Stock.
          -----------------------------------------

          7.1  Right to Convert.  In addition to and without limiting the rights
               ----------------
of the Holder under the terms of this Warrant, the Holder shall have the right to convert this Warrant or any portion hereof (the "Conversion Right") into
                                                    ----------------
shares of Common Stock as provided in this Section 7. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the
              ------------------------
Holder (without payment by the Holder of any cash or other consideration) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined in subsection 7.2 hereof ), which value shall be determined by subtracting (A) the aggregate Warrant Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right from (B) the aggregate fair market value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date (as herein defined) by (y) the fair market value of one share of Common Stock on the Conversion Date (as herein defined). No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as herein defined).

          7.2  Method of Exercise.  The Conversion Right may be exercised by the
               ------------------
Holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant that are being surrendered (referred to in subsection 7.1 hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon such surrender of this Warrant (the "Conversion Date"). Certificates for the shares of Common Stock issuable upon
----------------
exercise of the Conversion Right (or any other securities deliverable in lieu thereof under Section 2) shall be issued as of the Conversion Date and shall be delivered to the Holder immediately following the Conversion Date, or, if requested at the time of surrender of this Warrant, held for pick-up by the Holder at the Company's principal office.

          7.3  Determination of Fair Market Value.  For purposes of this Section
               ----------------------------------
7, fair market value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:
-------------------

               (a) In the case of an Initial Public Offering, the initial "Price to Public" specified in the final prospectus with respect to such offering;

               (b) In the case of an Acquisition, the effective per share consideration to be received in an Acquisition by holders of the Common Stock, which price shall be as specified in the agreement entered into with respect to such Acquisition and determined assuming receipt of the aggregate exercise price of all outstanding warrants to purchase Common Stock (the "Outstanding
                                                           -----------
Warrants"), or if no such price is set forth in the agreement concerning the
--------
Acquisition, then as determined in good faith by the Company's Board of Directors upon a

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

review of relevant factors, including the aggregate exercise price of all outstanding warrants that could reasonably be expected to be exercised prior to the completion of such Acquisition; or

               (c) In any other case, the price determined in good faith by the Company's Board of Directors.

     8.   Certificate of Adjustment.  Whenever the Warrant Price or number or
          -------------------------
type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, the Company shall promptly deliver to the record holder of this Warrant a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment.

     9.   Notice of Proposed Transfers.  This Warrant is transferable by the
          ----------------------------
Holder hereof subject to compliance with this Section 9. Prior to any proposed transfer of this Warrant or the Shares received on the exercise of this Warrant (the "Securities"), unless there is in effect a registration statement under the
      ----------
Securities Act of 1933, as amended (the "Securities Act"), covering the proposed
                                         --------------
transfer, the Holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall, if the Company so requests, be accompanied (except in transactions in compliance with Rule 144) by either (i) an unqualified written opinion of legal counsel who shall be satisfactory to the Company acting reasonably addressed to the Company and satisfactory in form and substance to the Company's counsel acting reasonably, to the effect that the proposed transfer of the Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Securities Exchange Commission (the "Commission") to the
                                                             ----------
effect that the transfer of such Securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Holder of the Securities shall be entitled to transfer the Securities in accordance with the terms of the notice delivered by the Holder to the Company; provided, however, no such registration statement or
                           --------  -------
opinion of counsel shall be necessary for a transfer by a Holder to any affiliate of such Holder, or a transfer by a Holder which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his spouse or lineal descendants or ancestors, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were the original Holder hereunder. Each certificate evidencing the Securities transferred as above provided shall bear the appropriate restrictive legend set forth above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for the Company acting reasonably such legend is not required in order to establish compliance with any provisions of the Securities Act.

     10.  Replacement of Warrants.  Upon receipt by the Company of evidence
          -----------------------
reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant, and in the case of any such loss, theft or destruction of the Warrant, on delivery of an indemnity agreement or security satisfactory in form and amount to the Company acting reasonably, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant if mutilated, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

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

     11.  Dividends and Distributions.  For so long as any part of this Warrant
          ---------------------------
remains outstanding and unexercised, the Company will, upon the declaration of a cash dividend upon its Common Stock or other distribution to the Holders of its Common Stock and at least ten (10) days prior to the record date, notify the Holder hereof of such declaration, which notice will contain, at a minimum, the following information: (a) the date of the declaration of the dividend or distribution, (b) the amount of such dividend or distribution, (c) the record date of such dividend or distribution, and (d) the payment date or distribution date of such dividend or distribution. The Holder shall, upon the exercise hereof, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of such other or additional securities or other property (other than cash) of the Company which such Holder would hold on the date of such exercise had it been the holder of record of such Common Stock on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional securities or other property receivable by it as aforesaid during such period, giving effect to all adjustments pursuant to Section 2.

     12.  Miscellaneous.  This Warrant shall be governed by the laws of the
          -------------
State of North Carolina. The headings in this Warrant are for purposes of convenience of reference only, and shall not be deemed to constitute a part hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provisions. All notices and other communications from the Company to the holder of this Warrant shall be delivered personally or mailed by first class mail, postage prepaid, or by facsimile to the address or facsimile number furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address and facsimile number to the Company in writing, and if mailed shall be deemed given three days after deposit in the U.S. Mail.

     13.  Taxes.  The Company shall pay all issue taxes and other governmental
          -----
charges (but not including any income taxes of a Holder) that may be imposed in respect of the issuance or delivery of the Shares or any portion thereof.

     14.  Amendment.  Any term of this Warrant may be amended with the written
          ---------
consent of the Company and the Holder. Any amendment effected in accordance with this Section 14 shall be binding upon the Holder of this Warrant, each future holder of such Warrant, and the Company.

     15.  Remedies.  In the event of any default or threatened default by the
          --------
Company in the performance of or observance with any of the terms of this Warrant, it is agreed that remedies at law are not and will not be adequate for the Holder and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     16.  Facsimile Signature.  This Warrant may be executed by the Company in
          -------------------
facsimile form and upon receipt by the Holder of such faxed executed copy of this Warrant, this Warrant shall be binding upon and enforceable against the Company in accordance with its terms. The Company shall promptly forward to the Holder an original of the facsimile signed copy of this Warrant previously delivered to Holder.

     IN WITNESS WHEREOF, the undersigned officer of the Company has executed this Common Stock Purchase Warrant as of the date first above written.


                                        TOTAL SPORTS INC.


                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________

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